UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2016

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2016, Garland S. Tucker, III, the Chairman and Chief Executive Officer of Triangle Capital Corporation (the “Company”), retired from his officer positions with the Company and all of its affiliates, and agreed to transition into a new role as a senior adviser to the Company. In his role as a senior adviser, Mr. Tucker will assist the Company with the leadership transition and perform other projects and initiatives at the request and direction of the Company’s management. Mr. Tucker will also continue to serve as the Chairman of the Company’s Board of Directors (the “Board”).

In addition to the shares of restricted stock that the Company typically awards to its executive officers for their performance during the prior year, the Board, upon the recommendation of the Compensation Committee, awarded Mr. Tucker a $2.5 million cash bonus and accelerated the vesting of his outstanding shares of restricted stock, including the 47,000 shares of restricted stock awarded to him based on his performance during 2015, and certain other compensation in connection with his retirement and in recognition of his long service to the Company. Furthermore, Mr. Tucker will be entitled to receive an annual salary of $350,000 and will continue to participate in the Company’s employee benefits plans on the same terms and conditions as similarly-situated employees in his new role as a senior adviser to the Company.

E. Ashton Poole, currently the Company’s President and Chief Operating Officer and a member of the Board, has been appointed as the Company’s Chief Executive Officer and President. Mr. Poole will receive a base salary consistent with the Company’s current executive compensation practices and continue to receive benefits materially similar to those disclosed in the Company’s definitive proxy statement filed with the SEC on March 16, 2015 (the “2015 Proxy Statement”). Reference is also made to the biographical information with respect to Mr. Poole set forth in the 2015 Proxy Statement, which description is incorporated in this Form 8-K by reference.

The Company issued a press release announcing Mr. Tucker’s retirement as the Company’s Chief Executive Officer and Mr. Poole’s appointment to such position. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: February 3, 2016	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 3, 2016